UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             February 23, 2012

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 Fourth Avenue S.W., Calgary, Alberta		T2P 3M9
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:         (800) 567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers.

Imperial Oil Limited (the “Company”) on February 23, 2012 amended the Restricted Stock Unit Plan with respect to Restricted Stock Units granted in 2011 and subsequent years effective November 14, 2011. The amendment provides that the company’s practice is not to forfeit any Restricted Stock Units in the event that Grantee’s continued employment terminates on or after the date Grantee reaches the age of 65 in circumstances where Grantee becomes entitled to an annuity under the Company’s retirement plan.

Item 9.01	Financial Statements and Exhibits.

(C)	Exhibits.

The following exhibit is furnished as part of this report on Form 8-K:

10(iii)(A)(1) Amended Restricted Stock Unit Plan with respect to Restricted Stock Units granted in 2011 and subsequent years as effective November 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: February 23, 2012

By: /s/ Brian Livingston
	Name:	Brian Livingston
	Title:	Vice-President, General Counsel and Corporate Secretary

By: /s/ Brent Latimer
	Name:	Brent Latimer
	Title:	Assistant Secretary